UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 1, 2013

GLOBAL ECOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-125678	86-0892913
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

96 Park Street, Montclair, NJ		07042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (973) 655-9001

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01 Other Events.

GEC Organics Corp. (“GEC Organics”) has been officially approved to be an account holder on the Climate Action Reserve in California.  This approval is the first step in the process for the submission of projects in the development of the company’s Carbon Credit marketing program.  The operation being conducted in Castleberry Alabama will be the first site which will be registered as a Carbon Credit provider by GEC Organics. When the submission and verification due-diligence is completed, GEC Organics will be able to market its Carbon Credit production directly to end-buyers or to brokers specializing in this industry; however, we cannot provide any assurance that GEC will attain final clearance to enable it to market its Carbon Credit production.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Ecology Corporation
(Registrant)

Date	October 1, 2013

/s/ Peter Ubaldi
(Signature)
Print Name: Peter Ubaldi
Title: Chief Executive Officer